Elephant Talk Communications, Inc.

(Symbol: ETAK)

March 2009

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate,“ "believe," "could," “could increase the likelihood," "estimate," "expect,“ "intend," "is planned," "may,“ "should," "will," "will enable,“ "would be expected,“ "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC. Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Investment Opportunity

- Elephant Talk Communications is a niche telecom operator specializing in carrier grade mobile enabling platforms
- Strong insider commitment of approximately $40 million invested
- Experienced key management with proven success in the industry
- Target escalating global bank fraud with proprietary product with ValidSoft agreement
- Strong competitive advantage with several years of lead time as a wireless services enabler
- Strong revenue growth from top major international telecom clients, like T-Mobile (part of Deutsche Telecom) and other large mobile operators

ETAK's Enhanced Value Proposition



INCREASING MARGINS
40+%
0%
C.M.S
Mobile & Wireless Connectivity
Land Line Services
Customized Mobile Services
Expanded Services
Base of Relationships
BARRIER TO ENTRY

Foundation

ETAK's Telecom Market Position

Infrastructure, Sales & Marketing, & Location Based Service

Land line, Mobile, & Wireless

Carriers Access

ElephantTalk

Convergence of Fixed / Mobile/ Wireless

Virtual Operators

Additional value add providers

Current Offering	ETAK Offering
Inflexibility legacy systems	Flexible on-line systems
Mass Marketing Systems	Customized/community marketing
Retail Focus	Wholesale Focus

ETAK's Customized Mobile Services

Elements of Solution

- Your *Own* Identity/Profile
- Your *Actual* Location
- Any Place, Any Time, Any Device *Online* Secure Connectivity

Solution Products & Services

- Targeted Mobile Advertising and Instant Mobile Coupons
- 1-on-1 Customized & Relevant Marketing Communications
- Payments i.e. Secure Transaction Services
- Anti-fraud Plastic Card/phone matching services
- Security Services i.e. physical (I am under threat, notify the police)/virtual – am I really being called by my bank?
- Personal Protection i.e. Where exactly is my child now?
- Medical Applications – e.g. On Line Monitoring
- Instant Loyalty & Reward Programs
- Mapping/Navigating Services



Location Content Provider
Maps, driving directions
Nearest ATM, restaurant, hotel?
Wireless network
Location-finding equipment
Location-based applications
HTTP
Location-Based Service
WebSphere Everyplace Server
Sales force automation
Mobile Location Provider

Select Financials

Fiscal Year End:	December 31st	Market Cap :	$36.93 million
Current Price (3/16/09):	$0.70	Shares Outstanding:	52.75 million
Revenue: (ttm) As of 9/30/08	$47.1 million	Enterprise Value:	$33 million

- ETAK has greater than $55M in infrastructure, deployment, licenses and connectivity in place and producing considerable revenues
- Possesses a fully integrated platform for both fixed and mobile/wireless access allowing ETAK to offer value added services to each of its clients, providing a strong advantage in a highly fragmented market
- Existing contracts with large mobile providers create a strong platform for organic growth

Strong Revenue Model with T-Mobile & Other Mobile Operators

Projected Annual Numbers in 5 years

Company Objectives

- Fixed line presence: 20-25 countries
- Mobile Enabling Platform: 10-15 countries
- Revenues: $450-550 million
- Gross Margin: $120-140 million
- EBITDA: $80-100 million

Customized Mobile Services

- Global Market: A multi billion dollar market
- Gross Margin: 40%+

Mobile Network Outsourcing Services

- Average Revenues per Mobile Enabling Platform: $30 million
- Average Gross Margin per Mobile Enabling Platform: $12 million (40%)

Fixed Network Outsourcing Services

- Global Market: $200-250 million
- Gross Margin: 4% $8-10 million



Additional Value from Signed Agreements on top of Current $45+ million Revenues

- Spain: 12-24 Months
  - Full Year Revenues: $9.3 million
  - Full Year Gross Margin: $5.3 million
- Netherlands: 12-24 Months
  - Full Year Revenues: $13.8 million
  - Full Year Gross Margin: $4.8 million

T · · Mobile ·

T-Mobile & other mobile operators provide exponential expansion opportunities to their operations in 30+ countries

Global Telecom - Subscriber & Revenue Projections – High Growth



World subscribers forecasted trend (million)
400% Growth in Mobile Subs
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Fixed
Mobile
Internet
Broadband
2002
2003
2004
2005
2006
2007F
2008F
2009F
2010F
2011F

Expected to reach over 150 million subscribers by 2013

Source: Pyramid Research and Finergy Analytics

Traditional vs. New Generation Network Access for Virtual Operators

Inefficient Traditional Approach

- High investments in network components and additional services
- High operational expenses
- Substantial telecommunication expertise required
- Long Lead-Time
- Difficult to integrate infrastructure components
- Complicated to work with

ETAK Solution – New Generation

- Low or no investments in network components and additional services
- Low operational expenses
- Minimal telecommunication knowledge required
- Short Lead-Time
- Fully integrated infrastructure with multiple additional services
- Easy to use



ETAK believes it is several years ahead of the competition as the industry transitions to the New Generation Network



ETAK – Virtual Operators Market Solutions

- ETAK's enabling platform increases revenues through providing customized mobile services that **broaden the revenue base**, **create stickiness and reduce churn**
- ETAK's enabling platform **avoids capital expenditures**, **lowers operational costs** and through its low cost, pay as you go pricing model **takes away any possible barriers to entry** for new virtual operators
- ETAK can help Virtual Operator's **expand service offerings** and increase geographic reach **without substantial upfront investments** in Telco capex and opex by utilizing ETAK's enabling platform



ETAK's Potential Market Growth

- Expand its geographical footprint further partnering with global players like T-Mobile & other mobile operators
- Continued investment in high-end wireless applications, either through internal development or acquisitions
- T-Mobile surpassed 130 million users in 2008 in 10 countries



ETAK's ValidSoft Partnership

The following information with respect to the pending acquisition of and joint venture partnership with Validsoft assumes the consummation of a business combination and joint venture, with respect to which a Heads of Agreement has been executed. No definitive agreement has been executed with respect to the transaction and there can be no assurance that a definitive agreement will be executed.

ETAK's ValidSoft Partnership

- ValidSoft has agreed in principal to sell a majority stake to ETAK
- Combines ValidSoft's best in class proprietary software with Elephant Talk's telecommunication platform to create the best electronic fraud prevention total solution
- Currently commercializing Fraud Prevention Solutions, Identity & Transaction Verification
- Strong relationships with: HP, SingTel, Telstra, Citrix, etc.
- Patent Protected & Trademarked

About ValidSoft

- Emerging global leader in Telecommunications based Multi-factor Mutual Authentication; Identity and Transaction Verification;
- Currently completing beta testing with leading Global & UK banks
- **Fraud Prevention Solutions: Card Present (ATM/POS), Card Not Present, Internet Banking, Telephone Banking, Mobile Financial Services, Extranet, VPN, Remote Access, Business Continuity;**
- Ideal for Mass Consumer deployment – cost effective, intuitive, secure, disability enabled, "Zero Client" (PC or Phone) footprint;
- Industry "Thought Leaders" in countering electronic fraud;
- "Trusted Partner" to leading global Regulatory Authorities;
- Security Model reviewed by Royal Holloway University of London;
- Clients in Financial Services and Government

ValidSoft – Significant Investment in IP

- Management and insiders have invested $10 million into ValidSoft
- VALid® Patent Protected – ValidSoft own the UK Patent for authenticating a user access request to a secured service utilizing both a primary and secondary channel
- VALid-POS™ - Patent Pending (CFPP System) – ValidSoft are in a Patent Pending process for a Patent concerning a method where mathematically derived probability data determined from transaction feeds and telemetry services is used to identify a false positive transaction
- Patent submissions relating to: Card-Not-Present transactions, i.e. transactions carried out over the web
- Significant investment in our own software, including: VALid-IVR; VALid-SMS; VALid-BIO; VALid-TDS; VALid-POS; VALid-ARM; VALid-TTS; VALid-VPN; VALid-OWA; VALid-FOB
- Trademarks VALid® and Trademarks VALid-POS™
- Name-check in key Gartner Security Research over the past 18 months
- Introduced the key concepts of Out-of-Band, Transaction Verification, Mutual Authentication and layered Non-repudiation to the market

ValidSoft – Solutions Address the Fraud Threats

Intelligent Identity & Transaction Verification

- Customer/Bank connected in Real-Time
- Operator Breakout for assistance or Marketing Purposes
- TAD Support
- Transaction Verification
- Biometric Voice Verification
- Transaction Data Signing – Non Repudiation
- Mobile Geo-positioning
- Voice Pattern Analysis, i.e. emotional, pathological (optional)
- Accessibility Enabled
- Corporate Branding


X.509

Static Solutions



Intelligent Solution

Market Demographics

- In 2006 - 984 million bank-issued Visa and MasterCard credit card and debit card accounts in the U.S. (Sources: Visa USA, MasterCard International)
- U.S. Visa cardholders alone conduct more than $1 trillion in annual volume. (Source: Visa USA internal statistics, 4th quarter 2006)
- Consumers carry more than 1 billion Visa cards worldwide. More than 450 million of those cards are in the United States. (Source: Visa USA internal statistics, 4th quarter 2006)

Fraud Headlines

- Global problem - missed fraud that existing algorithms unable to detect
  - In US, Card fraud estimated to grow from $7.5bn to $15.5bn
  - In UK almost 40% of plastic card fraud is international – Domestic Card fraud (ATM/POS) up by over 30% (2008) in spite of CHIP & PIN
  - In HK, 85% of credit card fraud is international rather than domestic
  - Proceeds from fraud supporting organized crime and terrorist activities
  - Fraud is increasing significantly, everywhere!

VALid-POS™ – How it works



Traditional Overseas Fraud Detection
Overseas ATM or Point of Sale Transaction
Is this Fraud?
Transaction Authorised
Account Blocked (Incorrect ≈ 90%)
Fraud Detection With with VALid-POS™
Overseas ATM or Point of Sale Transaction
VALid-POS™
Real-time:
•Fraud Detection
•False Positive Reduction
•Resolution (VALid®)
Transaction Authorised
Account Blocked (Incorrect ≈ 5%)
Savings £millions

The Benefits of VALid-POS™

- **For the Customer:**
  - Reduce the chances of having a legitimate ATM or PoS transaction denied when abroad – this is a highly traumatic experience
  - Reduce or remove the need to receive unsolicited phone calls from the bank
  - Reduce the incidence of having money stolen and the associated trauma and inconvenience
  - Provide immediate resolution and rectification of any false-positive declined transaction
- **For the Bank:**
  - Reduce ATM and PoS fraud in a totally invisible manner
  - Slash the false-positive rate and the associated costs
  - Reduces customer dissatisfaction which leads to higher transaction utilization, increasing the bank's revenue
  - Reduce resolution processing costs
- **For The Regulatory Authorities:**
  - Strong support for ValidSoft solution as the majority of stolen funds end up in the hands of organized crime and terrorist organizations

Strong Competitive Advantage

Patented fraud technology through ValidSoft:

- Emerging global leader in Real-Time, Telecom based Fraud Detection, Verification and Resolution to Non-Repudiation Level

Strong Customized Mobile Services:

- Well positioned for providing mobile advertising and instant mobile coupons

ETAK is the first telecom operator to create and offer:

- Streamlined network with intelligent switches on a global scale

The Company's Specialization lies within:

- Business to Business focus with an easy to use platform

ETAK Infrastructure Advantage:

- Multi-Country infrastructure and subsequent economies of scale

Comparative Valuation

ETAK is trading at less then half the price/sales ratio of comparative firms



INCREASING MARGINS
40+%
0%
C.M.S
Mobile & Wireless Connectivity
Land Line Services
Customized Mobile Services
Expanded Services
Base of Relationships
BARRIER TO ENTRY

As ETAK transitions up the pyramid, as a value added solutions provider, it should trade at a multiple of revenues

Management

- **Steven van der Velden, Chairman, President and Chief Executive Officer** -
  - Co-founded the International Telemedia Association, known today as the Network for Online Commerce,
  - Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications. Under his leadership InTouch was successfully sold to Global Telesystems Group
  - Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curaçao.
  - Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies
- **Martin Zuurbier, Chief Technology Officer**
  - 15 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group
  - Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe
  - Developed new switching technology in collaboration with major technology vendors
- **Mark Nije, Chief Financial Officer**
  - Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition
  - Co-founded Logistic Management International an international cargo transportation & airport handling company
  - Partner of QAT Investments, active investment manager, board member in various ICT related ventures
  - GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits
- **Phil Hickman, Chairman, ValidSoft**
  - Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security. Clients include Boston Consulting Group, Quadrant Consultants, Royal Mail Group, Royal Bank of Scotland Group, HP, BT and Emirates NBD Group.
  - He was CEO of Intelligent Processing Solutions Limited a BPO joint venture between the major UK banks and Unisys
  - Spent 32 years in HSBC Bank. He was the Head of Strategy & Planning for the Commercial Bank
- **Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft**
  - Over 25 years experience in Information Technology and Financial Markets.
  - He was Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of Co-Head of European Equities Technology & worked in advisory capacity with the Investment Banking Division

Investment Highlights

- Recognized professional management experts in telecom with some $40 million invested by insiders
- Initial management investment has substantially reduced the risk to future investors as the product development is now revenue producing
- Client base consists of recognized market leaders that will provide built in marketing opportunities
- Self sustaining revenue growth with existing clientele such as T-Mobile and Vodafone
- Unique technology to prevent fraud through ValidSoft software and ETAK's platform

Contact Us

Corporate Headquarters

Steven van der Velden
steven.vandervelden@elephanttalk.com
Schiphol Boulevard 249
1118 BH Schiphol
The Netherlands
Phone: +31 20 653 59 16
www.elephanttalk.com

Investor Relations

Alliance Advisors, LLC
Alan Sheinwald, President
Phone: (914) 669-0222
asheinwald@allianceadvisors.net